NetFabric Holdings

Investor Presentation

February, 2007

Safe Harbor Statement

Certain statements made in this presentation
are “forward looking statements” with the
meaning of the Private Securities Litigation
Reform Act of 1995. Because forward looking
statements involve risks and uncertainties,
there are important factors that could cause
actual results to differ materially from those
expressed or implied by these forward looking
statements. Although we believe that
expectations reflected in the forward looking
statements are reasonable, we cannot
guarantee future results, performance or
achievements. Moreover, neither we nor any
other person assumes responsibility for the
accuracy or completeness of these forward
looking statements. We are under no duty to
update any forward looking statements to
conform such statements to actual results.

Company Overview

Provide niche technology services to enterprise clients

“Who’s who” of customers today from the Fortune 100 with
a high degree of recurring business

Primarily focused on large financial institutions, with
growing business in pharmaceutical and hospitality verticals

Historically organic growth of better than 26% average over
the last 3 years

Focus on relatively smaller contracts with enterprise clients

Key Facts

$17,600,000

Revenue (12/31/06)(unaudited)

75,023,883

Shares Outstanding (01/31/07)

71%

Insider Ownership

Goldstein Golub Kessler

December 31st

120

$3,179,000

5,000

$10,503,344

$0.14 || $0.06 – 0.95

Denville, NJ

NFBH

Accounting Firm

Fiscal Year

Full-time Employees

Debt  (01/31/07)

Volume (daily 90-day average)

Market Capitalization

Stock Price (02/01/07) || 52-Week Range

Corporate Headquarters

Symbol

Management Team and Board

Fahad Syed

Chairman and CEO

Vasan Thatham

Secretary and CFO

Charlotte Denenberg

Director

Joe Perno

Director

Management
(2)
Billable Employees
&
Consultants
(230)
Sales
(13)
Project Management
&
Engineering
(10)
Administration
(5)

Our Organization

Employees:

120 full time

140 consultants

Offices:

Denville, NJ (headquarters)

St. Louis, MO

Pune, India

Components of Current Business

Managed Services

Data Center management and outsourcing.

Enterprise financial institutions

Help Desk design and operation.

Mid to enterprise level clients

Network management.

Mid to enterprise level clients

Professional Services

IT professional services to Fortune 500 companies

Infrastructure Build and Maintenance

Network and Desk side upgrades & migrations

Multi site deployments

Relocated data center from multiple US and
Australian locations

Global financial client

Built and relocated data centers

Enterprise level financial firms

Implemented solutions in FDA validated
environments

Global pharmaceutical firms

Application Development

Website Development (Global HR site for enterprise
financial firm)

Web based services (loans analysis module for
mortgage companies)

Recoding of key proprietary applications (property
management for hospitality vertical)

Onshore and offshore mixed delivery model.

Enterprise Customer Segments

Financial Services

15 customers

Pharmaceutical & Healthcare

5 customers

Public Sector

3 customers

Hospitality, Media & others

11 customers

Manufacturing & Automotive

4 customers

Competition & Differentiators

Competition

Enterprise Level Service Providers: IBM Global Services, EDS, Infosys,
Cognizant

Our Differentiators

Average contract size (<$5M) is smaller than other providers

Big enough to service enterprise customers, however small enough to give due attention

Flexible offerings, in process change in scope accommodated

Extremely responsive, quick turnaround & attention to detail

Focus on niche high value offerings, refrain from low margin commodity services typically fought for by large service providers

Focus on infrastructure oriented managed services long term contracts

Client A – Global Financial Services Firm

Initial engagement: Professional Services

Current engagements:

               - Professional Services

               - Data Center Operations Management, Rack, Stack & Cabling, Audit Services

               - Application Development & Maintenance

               - IBM Mid-range Server & UNIX Support

               - Configuration Center & Warehouse Services

               - Inventory Management & Asset Disposal

Initial engagement: Data Center Outsourcing

Current engagements:

               - Data Center Operations Management

               - Professional Services

Client B – Global Bank

Client C – Global Bank

Initial engagement: Data Center Outsourcing

Current engagements:

               - Data Center Operations Management

               - Professional Services

               - Data Center Moves

               - Web Development

Initial engagement: Application Maintenance

Current engagements:

               - Application Design and Maintenance

               - Professional Services

               - Infrastructure Design and Implementation

               - Database Migration

Client D – Hospitality Provider

Growth Strategy

Organic

Existing Enterprise Customers

Extend new product offerings

Scale up existing product lines

Embrace vertical focused software products for financial
segment

Collaborate with OEM’s to penetrate SMB markets

Acquire new enterprise accounts

NetFabric reduced SG&A expenses in late 2006 which will
drop to operating income in 2007

Growth Strategy

Inorganic

Acquire BPO & KPO companies

Platform acquisition with 10-20% EBITDA

BPO/KPO examples:, Order & Claims Processing, Customer
Service, Telemarketing, Accounts & HR Back Office, Lead
Generation, Credit Card Collections

Acquire IT and complimentary services companies

Around $20M in revenue and better then $2M in EBITDA

Scale current operations, improve margins and broaden customer base

Increase business valuation with emerging software product
technologies targeted towards the financial sector

e.g. RFID software for asset management

Executed an LOI, December 2006, to acquire assets of HDN

•

•

•

Business/Knowledge Process Outsourcing
Domain Specific Knowledge
Managed Services

BPO & KPO Explained

Business Process Outsourcing
(BPO) and Knowledge Process
Outsourcing (KPO) are high
growth sectors enjoying 50%+
annual growth with healthy
margins (EBITDA ~20%)

Strong Indian ties and excellent
understanding of the business
practices there provide us with
the right foundations for success.

Markets are allocating high
multiples to other companies in
this space e.g. EXLS

Target Company Overview
Help Desk Now

Founded in April 2000

HQ: Greensboro, NC

FY 2006 revenue : $11M (unaudited)

Operations: Canada

Grand Falls Windsor, Newfoundland

290 seat capacity

Stephenville, Newfoundland

50 seat capacity

Miramichi, New Brunswick

300 seat capacity

HDN - Markets

Computing / Technology

Consumer Product Support

Telecommunications

E-Commerce

Financial Services

Healthcare & Insurance

Logistics

HDN - Technology

Hosted IVR

Call routing, data lookup & credit card verification

Quality Assurance

E-Talk with pre-scheduling & remote access

Workforce Management

IEX 3.0

Reporting

Perimeter for ACD, Workforce Management Reports

HDN – Telecom Infrastructure

Voice

Centrex

ACD voice queuing

Perimeter Reporting

PBX

VoIP with Softphones

LAN Voice over Frame Relay

Data

Via Internet using SSL, VPN connections

Site to Site secure connections

Sales Order Processing
Level I
Level II
Level III
Help Desk
Warranty RMA Services
Lead Referral Services
Call Director Services
Retention Services
Customer Relations
Sales Order Status
Cross Sell/ Up Sell
Pre-Sales Support
Voice, Email, Web-Chat
Voice, Email, Web-Chat
Voice, Email, Web-Chat
SALES SUPPORT
TECHNICAL SUPPORT
CUSTOMER SERVICE

HDN Service Capabilities

NetFabric & HDN Synergies

Strategic move to extend outsourced offerings

NetFabric knowledgebase and HDN physical
assets & processes, add ability to provide high
value niche outsourced IT services

Adds 3 near shore contact centers enabling cross
sell to existing NetFabric Fortune 100 customers

Extends HDN ability to offer offshore services at
NetFabric Pune, India location

Equity (200,000,000 authorized)	Issued Shares	Fully Diluted
Common Stock	75,023,883	75,023,883
Warrants with an average strike price of $0.30		9,132,687
Employee stock options with average exercise price $0.41		7,100,085
Convertible debt:		
Conversion at $0.91		1,648,352
Conversion at $0.50		900,000
Total	75,023,883	93,805,007

Debt	Principal Balance
Senior convertible debt due Feb 2009, face value	$1,500,000
Senior revolver due Feb 2009 $1.5 M facility, face value	$1,229,000
Private notes due April 2007, face value	$450,000
Total	$3,179,000

Capitalization Table
(01/31/2007)

Investment Summary

Consistent high growth, in competitive markets, is
testimony to the teams ability to execute

“Who’s who” of customers today from the Fortune 100
with a high degree of recurring business

High customer and employee retention rate

Rapid growth in the top and bottom line through the
incorporation of new, emerging technologies in high
margin products and services

Management focus will be on growing company’s
profitability by progressive movement into higher margin
service areas